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                                      FORM 8-K

                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D. C.   20549

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of the
                           Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 17, 1996


                        WEST COAST ENTERTAINMENT CORPORATION
               (Exact Name of Registrant as specified in its charter)


DELAWARE                            0-333-00272                04-3278751
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(State or other                     (Commission               (IRS Employer
jurisdiction of                     File Number)           Identification No.)
incorporation)


                       9990 Global Road, Philadelphia, Pa.  19115
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (215) 677-1000


                                      N/A
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(Former name or former address, if changed since last report)

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Item 2    Acquisition or Disposition of Assets

     Recent Acquisitions

     On May 17, 1996, West Coast Entertainment Corporation (the "Company") acquired from seven selling groups and four West Coast Video franchisees (collectively, the "Sellers") a total of 172 video specialty stores, plus franchisor's rights in regard to 20 franchised stores.

     The Company intends to extend the West Coast Video name and logo and its registered trademark The Movie Buff's Movie Store , as soon as practicable, to the acquired stores (other than the 13 West Coast Video franchised stores, which already operate under the West Coast Video trade name).

     The Company also intends to integrate the acquired stores into the Company's management information, telecommunications, management, marketing, finance and accounting, entertainment purchasing, distribution, retail operations and merchandising systems as soon as is feasible, at an estimated cost of $0.9 million over an 18 month period following closing of the acquisitions (the "Acquisitions"). The Company expects the aggregate costs of converting the acquired stores to West Coast signage and format to be approximately $2.3 million over an 18- month period following consummation of the Acquisitions.

     The terms of the Acquisitions were negotiated at arm's length. In connection with the Acquisitions, certain of the Sellers and their affiliates entered into consulting and/or employment agreements with the Company. These include one person who has become Executive Vice President -- Corporate Retail Operations and Development and a director of the Company and nine other persons who have become Vice Presidents or Regional Vice Presidents, but have not become executive officers or directors, at annual salaries ranging from $75,000 to $210,000.

     Set forth below is a brief description of each of the Acquisitions:

                             Number of Owned
                              and Operated
Name of Seller(s)                Stores                 Locations
- -----------------            ---------------            ---------
Palmer Corporation and                              New York and New Jersey
certain affiliates
("Palmer Video")........      43(1)

American Video, Inc. and                            Indiana, Kentucky and Ohio
certain affiliates
(collectively, "Red
Giraffe") ..............      31


4 unaffiliated West Coast                           Massachusetts
Video(R) franchisees (the
"Massachusetts
Franchisees")...........      13(2)(3)



5 other unaffiliated                                Pennsylvania, Ohio, New Jersey,
selling groups..........      85(4)                 Virginia, Arkansas, Oklahoma,
                                                    Texas, Louisiana and Florida

    Total                     172


____________

(1) Includes (a) one store owned by 142nd Retail Associates, a partnership in which the Company acquired the 51% partnership interest theretofore owned by a subsidiary of Palmer Corporation while the remaining 49% partnership interests continue to be owned by their present owners, William J. Krasny and Cosmo Robles, neither of whom is affiliated with Palmer Corporation or the Company, and (b) one store owned by 38th Retail Associates Limited Partnership, in which the Company acquired the 50% general partnership interest theretofore owned by a subsidiary of Palmer Corporation while the remaining 50% limited partnership interest continues to be owned by the estate of Abraham Stelnik, which is not affiliated with Palmer Corporation or the Company.

(2) Includes four stores owned by HB Associates, Inc., two stores owned by Best Entertainment, Inc., six stores owned by New Age Entertainment, Inc. and one store owned by Video Innovators, Inc.

(3) Excludes four Massachusetts Franchisee stores which the company has an option to purchase on or before August 1996, January 1997, March 1997 and July 1997, respectively.

(4) Consists of 46 stores owned by Vidko Inc., Kobie-Co Movie Outlet and Anthony Cocca's Videoland, Inc. (collectively, "Videoland"), 12 stores owned by Video Giant, Inc. ("Video Giant"), 12 stores owned by A-Z Video Systems, Inc. ("A-Z Video"), 12 stores owned by Showtime, Inc. ("Showtime Video") and three stores owned by certain corporations under common control ("Video Video").

     Financial statements for certain of the Sellers are listed in Item 7.


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     Consideration Paid

     In connection with the Acquisitions, the Company paid aggregate consideration (excluding related costs) of $76.4 million, consisting of $52.4 million payable in cash and $24.0 million payable in shares of Common Stock (1,843,720 shares valued for this purpose at the initial public offering price of $13.00 per share in the Company's recent initial public offering (the "Public Offering") which was consummated concurrently with the Acquisitions).

     The following table sets forth the consideration paid for the stores acquired in connection with the Acquisitions and the related indebtedness for borrowed money of the Sellers that was assumed and repaid by the Company concurrently with the closing of the Acquisitions:


                           Cash              Common Stock                          Type of
                  --------------------    ------------------
                     Amount       %(1)      Amount     %(1)       Total(2)       Acquisition
                  --------------  ----    -----------  -----   --------------    -----------
Palmer Video      $10,039,444      50%    $10,039,484    50%   $20,078,928(3)      Merger
Red Giraffe        11,486,250(4)   70       4,838,886    30     16,325,136(4)      Asset
                                                                     (5)           Purchase
4 Massachusetts
  Franchisees      11,675,000(6)  100                           11,675,000(6)      Asset
                                                                                   Purchase
5 Other
  Unaffiliated
Selling Groups:
  A-Z Video(7)      4,300,000     100                            4,300,000         Asset
                                                                                   Purchase
Showtime Video      3,500,000     100                            3,500,000(5)      Stock
                                                                                   Purchase
Video Giant         1,710,016      19       7,289,984    81      9,000,000(5)      Merger
Video Video         2,500,000     100                            2,500,000         Asset
                                                                                   Purchase
Videoland           7,200,000      80       1,800,006    20      9,000,006(5)      Asset
                  -----------             -----------          -----------         Purchase
    Total         $52,410,710             $23,968,360          $76,379,070
                  ===========             ===========          ===========

___________
  (1) Percentage of total consideration for each of the Acquisitions represented by the cash component and by the stock component (if any), respectively.

  (2) Subject to subsequent post-closing adjustment based upon the amount by which each acquiree's working capital, as defined, or cash available at closing, or the amount of sick pay and vacation pay then accrued, exceeded or was less than a specified amount and the amount of certain prepaid rentals, insurance premiums and other prepaid expenses. Depending upon the results of a post-closing review, the base price may increase or decrease.


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
     A portion of the total purchase price was used to pay certain outstanding accounts payable of certain Sellers.

(3) Excludes approximately $921,000 of liabilities of this Seller paid at closing by the Company in accordance with the terms of the Merger Agreement.

(4) Includes approximately $2.7 million of indebtedness for borrowed money of the Red Giraffe group which was assumed and repaid by the Company.

(5) Excludes payments of cash and/or Common Stock to be made to these Sellers at specified times following the respective opening dates of certain newly opened stores included in the Acquisitions (four Red Giraffe stores, two Showtime Video stores, one Video Giant store and 12 Videoland stores) in an amount determined on the basis of certain financial measurements for such stores for specified 12-month or other periods. The amount to be paid for the Video Giant store has been determined to be $570,620, consisting of $28,531 paid in cash and $542,089 payable in June 1996 in shares of Common Stock (41,699 shares valued for this purpose at the initial public offering price in the Public Offering of $13.00 per share). In preparing the pro forma financial statements contained in the registration statement for the Public Offering, the Company estimated the total of all such contingent payments for the 19 stores at $3.4 million. Upon consummation of the Acquisition of Showtime Video, the Company advanced $250,000 to such Seller to defray certain build-out and operating expenses of these stores; such advances will be applied as an offset against payments, if any, made in respect of newly opened stores.

(6) Excludes $1,295,925 (11.1% of the purchase price payable to the Sellers in these acquisitions) paid to the former owner of West Coast and its affiliates (the "WCEI Companies") and Jules E. Gardner and Kenneth R. Graffeo, two former executive officers of the WCEI Companies (who are now executive officers of the Company), pursuant to the terms of the acquisition by the Company of the franchise-related operating assets of the WCEI Companies in July 1995.

(7) An executive officer of the Company, Donald R. Thomas, was an executive officer of, and had a 2% equity interest in, this seller.

     A portion of the net proceeds of the Public Offering, together with $1.7 million of borrowings under the Company's credit facility with PNC Bank, N.A. which is described in Item 5 of this Report, was used to finance the cash portion of the


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purchase price of the Acquisitions ($52.4 million, subject to adjustment as described in the notes to the above table) and approximately $3.5 million of acquisition costs and $0.3 million relating to the acceleration of obligations to the former owners of the WCEI Companies (including the amounts described in note (6) to the above table).

Item 5         Other Events

     On May 17, 1996, the Company entered into a Credit Agreement with PNC Bank, N.A. providing for a $60 million credit facility (the "Credit Facility"), a portion of which has been used to refinance certain indebtedness of the Company and an additional portion of which is currently available, subject to certain conditions, for general corporate purposes and future acquisition financing. The Credit Facility consists of a two-year revolving credit facility followed by a three-year term loan. Borrowings under the facility are available for working capital, capital expenditures, refinancing of previously existing indebtedness and for certain permitted acquisition financing. The maximum amount available for borrowing at any time will equal 2.75 times the Company's operating cash flow (as defined for the purposes of the Credit Facility) during the previous four quarters. At the Company's option, interest rates will vary from either PNC Bank's base rate, as defined, to 1% above such base rate, or from the Eurodollar rate, as defined, to 2.5% above such Eurodollar rate, in each case depending on the ratio of the Company's total debt to operating cash flow, as defined. Borrowings are secured by a first security interest in substantially all of the Company's assets, including the stock of its subsidiaries. Borrowings are subject to various conditions including compliance with certain financial tests and ratios.

     The outstanding principal amount of borrowings under the Credit Facility was $4.8 million at May 17, 1996 and $4.8 million on the date of filing of this Report.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

     (a) The financial statements of the businesses acquired, prepared pursuant to Rule 3-05 of Regulation S-X, are included in the definitive Prospectus forming part of the Registration Statement of the Registrant on Form S-1 (File No. 333-00272) dated May 14, 1996 (pages F-1 through F-155) filed as Exhibit 28 and are incorporated by reference herein.

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     (b)  The pro forma financial information required pursuant to Article 11 of
          Regulation S-X is included in the definitive Prospectus forming part of the Registration Statement of the Registrant on Form S-1 (File No. 333- 00272) dated May 14, 1996 (pages 14 through 24) filed as Exhibit 29 and is incorporated by reference herein.

     (c)  Exhibits

EXHIBIT
   NO.                             DESCRIPTION

10.1 - Asset Purchase Agreement by and among the Registrant, A-Z Video Systems, Inc., Donald R. Thomas, Art H. Thomas, Harry M. Smith and Dwight M. Thomas, dated as of January 11, 1996 (incorporated by reference to Exhibit 10.1 to the Company's Registration Statement on Form S-1 (File No. 333-00272))

10.2 - Asset Purchase Agreement by and among the Registrant, American Video, Inc., Red Giraffe Video, Inc., The Lancaster Group, Inc., Nolan Allen, Michael Cappy and P.R. Lancaster, dated as of January 11, 1996, the first amendment thereto dated March 25, 1996 and waiver dated March 12, 1996 (incorporated by reference to Exhibit 10.2 to the Company's Registration Statement on Form S-1 (File No. 333-00272))

10.3 - Asset Purchase Agreement by and among the Registrant, Anthony Cocca's Videoland, Inc. and Anthony Cocca, dated as of January 11, 1996 (incorporated by reference to Exhibit 10.3 to the Company's Registration Statement on Form S-1 (File No. 333-00272))

10.4 - Asset Purchase Agreement by and among the Registrant, Vidko, Inc., Kobie-Co Movie Outlet and Anthony Cocca, dated as of January 11, 1996 (incorporated by reference to Exhibit 10.4 to the Company's Registration Statement on Form S-1 (File No. 333-00272))

10.5 - Asset Purchase Agreement by and between the Registrant and Best Entertainment, Inc., dated as of January 11, 1996 (incorporated by reference to Exhibit 10.5 to the Company's Registration Statement on Form S-1 (File No. 333-00272))

10.6 - Asset Purchase Agreement by and between the Registrant and HB Associates, Inc., dated as of January 11, 1996 (incorporated by reference to Exhibit 10.6 to the Company's Registration Statement on Form S-1 (File No. 333-00272))


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
10.7  -    Asset Purchase Agreement by and between the Registrant and New Age
           Entertainment, Inc., dated as of January 11, 1996 (incorporated by reference to Exhibit 10.7 to the Company's Registration Statement on Form S-1 (File No. 333-00272))

10.8  -    Merger Agreement by and among the Registrant, RKT Subsidiary Corp.,
           Palmer Corporation and the Stockholders named therein, dated as of January 11, 1996, as amended (the "Palmer Merger Agreement") (incorporated by reference to Exhibit 10.8 to the Company's Registration Statement on Form S-1 (File No. 333-00272))

10.9  -    Stock Purchase Agreement by and among the Registrant, Showtime, Inc.
           and Clemens J. Wadle, dated as of January 11, 1996 (incorporated by reference to Exhibit 10.9 to the Company's Registration Statement on Form S-1 (File No. 333-00272))

10.10 - Merger Agreement by and among the Registrant, RKT Merger Co., Video Giant Inc. and the Stockholders named therein, dated as of January 11, 1996 (incorporated by reference to Exhibit 10.10 to the Company's Registration Statement on Form S-1 (File No. 333-00272))

10.11 - Asset Purchase Agreement by and between the Registrant and Video Innovators, Inc., dated as of January 11, 1996 (incorporated by reference to Exhibit 10.11 to the Company's Registration Statement on Form S-1 (File No. 333-00272))

10.12 - Asset Purchase Agreement by and among the Registrant, Video Video of Westfield, Inc., Video Video of Parsippany, Inc., Video Video of Chatham, Inc. and Harold Rosenbaum, dated as of January 11, 1996, and the first amendment thereto dated February 19, 1996 (incorporated by reference to Exhibit 10.12 to the Company's Registration Statement on Form S-1 (File No. 333-00272))

10.13 - Form of Employment Agreement between the Registrant and Peter Balner (incorporated by reference to Exhibit 10.25 to the Company's Registration Statement on Form S-1 (File No. 333-00272))

10.14 - Letter Agreement regarding the payment of a fee to West Coast Video Enterprises, Inc., West Coast Entertainment, Inc., West Coast Services, Inc., Game Power Headquarters, Inc., Premier Advertising, Inc., Jules Gardner and Kenneth Graffeo upon the purchase by West Coast Franchising Company of Existing Franchises dated

           July 12, 1995 (incorporated by reference to Exhibit 10.34 to the Company's Registration Statement on Form S-1 (File No. 333-00272))

10.15 - Form of Employment Agreement for Regional Vice Presidents (incorporated by reference to Exhibit 10.50 to the Company's Registration Statement on Form S-1 (File No. 333-00272))

10.16 - Form of Registration Rights Agreement to be executed by and between the Registrant and the Purchasers named therein (incorporated by reference to Exhibit 10.56 to the Company's Registration Statement on Form S-1 (File No. 333-00272))

10.17 - Credit Agreement by and among the Registrant and its subsidiaries (the "Borrowers") and PNC Bank, National Association, as agent for itself and for certain other participants to be subsequently ascertained (the "Lenders") dated May 17, 1996

10.18 - Revolving Credit Note dated May 17, 1996 issued by the Borrowers to the Lenders

10.19 -    Term Note dated May 17, 1996 issued by the Borrowers to the Lenders

10.20 -    Pledge Agreement dated May 17, 1996 between the Borrowers and the
           Lenders

10.21 - Security Agreement dated May 17, 1996 between the Borrowers and the Lenders

23.1  -    Consent of Price Waterhouse LLP

23.2  -    Consent of Carpenter & Mountjoy, PSC

23.3  -    Consent of Miller, Glusman, Footer & Magarick, P.C.

23.4  -    Consent of KPMG Peat Marwick LLP related to Lancaster Group, Inc.

23.5  -    Consent of KPMG Peat Marwick LLP related to Palmer Corporation

23.6  -    Consent of KPMG Peat Marwick LLP related to Videosmith Incorporated


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
99.1 - The financial statements of the businesses acquired, prepared pursuant to Rule 3-05 of Regulation S-X, are included in the definitive Prospectus forming part of the Registration Statement of the Registrant on Form S-1 (File No. 333-00272) dated May 14, 1996 (pages F-1 through F-155) filed as Exhibit 28 and are incorporated by reference herein.

99.2 - The pro forma financial information required pursuant to Article 11 of Regulation S-X is included in the definitive Prospectus forming part of the Registration Statement of the Registrant on Form S-1 (File No. 333- 00272) dated May 14, 1996 (pages 14 through 24) filed as Exhibit 29 and is incorporated by reference herein.


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
                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WEST COAST ENTERTAINMENT
                                           CORPORATION



                                           By: /s/ Donald R. Thomas
                                               ------------------------------
                                                Donald R. Thomas
                                                 Chief Operating Officer